UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2005

Axcelis Technologies, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Cherry Hill Drive, Beverly, Massachusetts		01915
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 787-4000

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

(a) Changes to Director Compensation.   On June 23, 2005, the  Board of Directors approved certain changes to the cash and equity compensation payable to non-employee directors, effective July 1, 2005.  Exhibit 10.1 to this Form 8-K describes the non-employee director compensation arrangements effective July 1, 2005.

(b) Amendment of 2000 Stock Plan.    On June 23, 2005, the Board of Directors of the Company approved amendments to the 2000 Stock Plan (the “Stock Plan”) to (1) clarify the ability of the Compensation Committee to grant restricted stock units and (2) eliminate the annual automatic grant of options to non-employee directors.  The 2000 Stock Plan, as amended through the date of this filing, is filed as Exhibit 10.2 to this Form 8-K.  In addition, the Company is filing forms of its Restricted Stock Unit Agreement and Restricted Stock Award Agreement herewith as Exhibits 10.3 and 10.4.

(c)  Adoption of Executive Separation Agreement. On June 23, 2005, the Compensation Committee of the Board of Directors approved the execution by the Company of an Executive Separation Agreement with David W. Duff, Ph.D., pursuant to which Dr. Duff will resign from his position as Senior Vice President, Product Development, on or before July 29, 2005, but will continue as a part-time employee of the Company until April 28, 2006 (the “Separation Date”). The Separation Agreement releases Axcelis from any claims by Dr. Duff and supersedes the Change in Control Agreement, dated August 6, 2002, between Dr. Duff and Axcelis. The Separation Agreement describes the transition and separation benefits to be provided to Dr. Duff. A brief description of the material terms and conditions of the Separation Agreement is set forth below.

Pursuant to the Separation Agreement, Dr. Duff will receive all base compensation due to him through the Separation Date.  Dr. Duff will be eligible to participate in substantially all benefit plans in which he currently participates until the Separation Date.

Dr. Duff is entitled to contribute to the Employee Stock Purchase Plan until the Separation Date and as otherwise provided by such plan. Dr. Duff may exercise his stock options that are vested as of the Separation Date in accordance with the terms of Axcelis’ 2000 Stock Plan.

The Separation Agreement contains a non-competition and non-solicitation covenants that restrict Dr. Duff for a period ending on the first anniversary of the Separation Date. In addition, Dr. Duff continues to be subject to the covenants in the Employee Inventions and Confidentiality Agreement with the Company. The Separation Agreement provides that Dr. Duff must cooperate with Axcelis with respect to any action, proceeding, investigation or litigation involving Axcelis, with respect to which Dr. Duff has knowledge.

Item 9.01                                             Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Non-Employee Director Compensation effective July 1, 2005. Filed herewith.

10.2	Axcelis Technologies, Inc. 2000 Stock Plan, as amended through June 23, 2005. Filed herewith.

10.3	Form of Restricted Stock Unit Award Agreement for use under the 2000 Stock Plan. Filed herewith.

10.4	Form of Restricted Stock Agreement for use under the 2000 Stock Plan. Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2005	Axcelis Technologies, Inc.

	By:	/S/ STEPHEN G. BASSETT
Stephen G. Bassett Chief Financial Officer

Exhibit No.	Exhibit Index

10.1	Non-Employee Director Compensation effective July 1, 2005. Filed herewith.

10.2	Axcelis Technologies, Inc. 2000 Stock Plan, as amended through June 23, 2005. Filed herewith.

10.3	Form of Restricted Stock Unit Award Agreement for use under the 2000 Stock Plan. Filed herewith.

10.4	Form of Restricted Stock Agreement for use under the 2000 Stock Plan. Filed herewith.